SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                                PAYCHEX, INC.
---------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)



---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

    -----------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

    -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -----------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

    -----------------------------------------------------------------------
    (5)  Total fee paid:

    -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

    -----------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

    -----------------------------------------------------------------------
    (3)  Filing Party:

    -----------------------------------------------------------------------
    (4)  Date Filed:

    -----------------------------------------------------------------------

                                    Paychex


                ------------------------------------------------

                Notice of 2001 Annual Meeting and Proxy Statement
                ------------------------------------------------





                                  Paychex, Inc.
                            911 Panorama Trail South
                         Rochester, New York 14625-0397

Paychex



August 24, 2001


Dear Paychex Stockholder:

The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders on Thursday, October 11, 2001 at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda items and the procedures for the meeting. It also provides certain information about the Company, its Board of Directors and its executive officers.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are encouraged to vote. You may vote by Internet, telephone, written proxy, or written ballot at the meeting. We encourage you to use the Internet because it is the most cost-effective way to vote.

We hope you will be able to attend the Annual Meeting and would like to take this opportunity to remind you that your vote is important. If you need special assistance at the meeting, please contact the Secretary of the Company at (716) 385-6666, or write to Paychex, Inc., c/o Secretary, 911 Panorama Trail South, Rochester, New York 14625-0397.

Sincerely,

/s/ B. Thomas Golisano
----------------------
B. Thomas Golisano
Chairman, President &
Chief Executive Officer

                                 Paychex, Inc.
            911 Panorama Trail South - Rochester, New York 14625-0397
             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             ------------------------------------------------------

--------------------------------------------------------------------------------
Time:              10:00 a.m. on Thursday, October 11, 2001.  Continental
                   breakfast will be available from 9:00 a.m. to 10:00 a.m.
--------------------------------------------------------------------------------
Location:          Rochester Riverside Convention Center
                   123 East Main Street
                   Rochester, NY  14604
--------------------------------------------------------------------------------
Items of Business: (1) To elect seven members of the Board of Directors for one-year terms; and
                   (2) To transact such other business as may properly come
                       before the meeting.
--------------------------------------------------------------------------------
Record Date:       Stockholders of record as of the close of business on August
                   13, 2001 are entitled to notice of, and to vote at, the
                   meeting.
--------------------------------------------------------------------------------
Proxy Voting:      Whether or not you plan to attend the meeting, it is
                   important that your shares be represented and voted at the meeting.  Please vote in one of these ways:

                   (1) Call the toll-free telephone number shown on your proxy card;
                   (2) Visit the Web site noted on your proxy card to vote via the Internet; or
                   (3) Mark, sign, date and promptly return the enclosed
                       proxy card in the postage-paid envelope provided.

                   Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting and your
                   shares are registered in your name. Any proxy can be revoked at any time prior to its exercise at the meeting.
--------------------------------------------------------------------------------
Annual Meeting
  Webcast:         The Annual Meeting will be simultaneously broadcast over the
                   Internet at 10:00 a.m. on October 11, 2001.  It will then be archived and available for replay for approximately one week.
                   You can listen to the live Webcast or the archived replay by visiting our Web site at www.paychex.com.  You are encouraged to visit the Web site in advance of the broadcast to ensure that your PCs are properly configured.
--------------------------------------------------------------------------------



August 24, 2001                                                  John M. Morphy
                                                                      Secretary

           -----------------------------------------------------------
                                 PROXY STATEMENT
           -----------------------------------------------------------
                 ANNUAL MEETING OF STOCKHOLDERS OF PAYCHEX, INC.
                         TO BE HELD ON OCTOBER 11, 2001


This Proxy Statement is being furnished to stockholders of Paychex, Inc. ("Paychex" or the "Company") in connection with the solicitation of proxies by the Board of Directors (the "Board") to be voted at the 2001 Annual Meeting of Stockholders. The Annual Meeting will be held on October 11, 2001 at 10:00 a.m. at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York.



Stockholders entitled to vote:

The Board has fixed the close of business on August 13, 2001, as the record date for determining the holders of common stock entitled to notice of, and to vote at, the meeting. Stockholders will be entitled to one vote per share for each share of common stock held as of the record date.



How to vote:

Your vote is very important and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the meeting, please vote by proxy in accordance with the instructions on your proxy card, voting instruction form (from your bank or broker), or that you received through electronic mail. There are three convenient ways of submitting your vote:

        o Voting by telephone - You can vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

        o Voting by the Internet - You can also vote via the Internet by visiting the web site noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

        o Voting by mail - If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card. Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting and your shares are registered in your name. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Revoking your proxy:

You can revoke your proxy at any time before it is voted at the meeting by either:

        o Sending written notice of revocation to the Secretary of the Company;

        o     Submitting a later-dated proxy via mail, telephone, or Internet;
              or

        o     Voting in person at the meeting.



General information on voting:

The Company had outstanding on the record date 374,218,301 shares of common stock, each of which is entitled to one vote. A majority of the outstanding shares (187,109,152 shares) present in person or by proxy will constitute a quorum.

All shares that have been properly voted and not revoked will be voted at the meeting in accordance with the stockholder's directions. If the proxy is signed and returned without choices having been specified, the shares will be voted FOR the seven nominees described in the following pages.

A plurality of votes cast is required for the election of directors. You may choose to vote for a nominee or withhold your vote. Votes that are withheld will be excluded entirely from the vote and will have no effect. A broker non-vote will have no effect on the outcome of the election of directors.



Cost of solicitation of proxies:

The Company will pay the cost of solicitation of proxies. The Company will reimburse any banks, brokers and other custodians, nominees and fiduciaries for their expenses in forwarding proxies and proxy solicitation material to the beneficial owners of the shares held by them.



Proposals for next year's Annual Meeting:

The Company must receive stockholder proposals for inclusion in the Proxy Statement for the next Annual Meeting of Stockholders at its executive offices on or before April 25, 2002.



Delivery of Proxy Materials and Annual Report:

The 2001 Annual Report, Notice of Annual Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about August 24, 2001. You may also obtain a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission without charge upon written request submitted to Paychex, Inc., c/o Secretary, 911 Panorama Trail South, Rochester, New York 14625-0397.

The 2001 Annual Report, Notice of Annual Meeting and Proxy Statement are also available on our Internet site at www.paychex.com. Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail, which will provide a link to these documents on the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing bulky documents. To give your consent to receive future documents via electronic delivery, please vote your proxy via the Internet and follow the instructions to register for electronic delivery.



             PROPOSAL 1 - ELECTION OF DIRECTORS FOR A ONE-YEAR TERM

Seven persons are to be elected to the Board of Directors. The Board of Directors has nominated for election the persons listed below, each of whom currently serves as a director. If elected, each nominee will hold office until the Annual Meeting to be held in 2002, and until his successor is elected and has qualified.

Although the Board of Directors believes that all of the nominees will be available to serve, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Company.

The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer.


------------------------------ ------- ------------- -----------------------------------------------------------------
                                         Director        Position, Principal Occupation, Business Experience and
            Name                Age       Since                               Directorships
------------------------------ ------- ------------- -----------------------------------------------------------------

B. Thomas Golisano               59        1979      Mr.  Golisano  founded  Paychex,  Inc. in 1971 and is  Chairman,
                                                     President,  and  Chief  Executive  Officer  of the  Company.  He
                                                     serves on the Board of Trustees of the  Rochester  Institute  of
                                                     Technology  and is a member  of the Board of  Directors  of Iron
                                                     Mountain  Corporation and several  privately held companies.  He
                                                     is  former  chairman  of  Greater   Rochester   Fights  Back  (a
                                                     coalition  to combat  illegal  drugs  and  alcohol  abuse),  has served  as a  member  of the  Board  of  Directors  of  numerous non-profit  organizations,  and is  founder  of  the  B.  Thomas
                                                     Golisano Foundation.
------------------------------ ------- ------------- -----------------------------------------------------------------

G. Thomas Clark                  63        1980      Mr.  Clark   retired  as  Senior  Vice   President  of  Finance,
                                                     Secretary,  and Treasurer of Paychex,  Inc., in October 1996. He
                                                     joined  Paychex in 1979  after  spending  eighteen  years in the commercial  banking  business.  He is a member  of the  Board of
                                                     Directors of Unity Health Systems,  the Rochester  School of the
                                                     Holy  Childhood,  the Heritage  Christian Home  Foundation,  and
                                                     Harris  Interactive,  Inc.,  as well as several  privately  held companies.  Mr.  Clark is a Trustee  of the B.  Thomas  Golisano
                                                     Foundation.
------------------------------ ------- ------------- -----------------------------------------------------------------

------------------------------ ------- ------------- -----------------------------------------------------------------
                                         Director        Position, Principal Occupation, Business Experience and
            Name                Age       Since                               Directorships
------------------------------ ------- ------------- -----------------------------------------------------------------

David J. S. Flaschen             45        1999      Mr.  Flaschen is  currently a General  Partner  with  OneLiberty
                                                     Ventures.  From  1997 to 1999,  he was the  President  and Chief
                                                     Executive Officer of Thomson Financial,  an information services company  focused  on  the  financial  industry.  Previously,  he served as  Chairman  and Chief  Executive  Officer of  Donnelley
                                                     Marketing, Inc.,  a  consumer  information  services  company.
                                                     Prior to 1995,  he was with Dun &  Bradstreet  for ten  years as the  President  and Chief  Operating  Officer of A. C.  Nielsen,
                                                     North America,  and held senior management  positions at IMS and
                                                     DataQuest.  Mr.  Flaschen is a member of the Board of  Directors of  Buyerzone.com  and a member of the Board of  Advisors  of SI
                                                     Ventures.
------------------------------ ------- ------------- -----------------------------------------------------------------
Phillip Horsley                  62        1982      Mr.  Horsley is the  founder  and  Managing  Director of Horsley
                                                     Bridge Partners,  formed in 1983. Horsley Bridge manages private equity investments for institutional investors.
------------------------------ ------- ------------- -----------------------------------------------------------------

Grant M. Inman                   59        1983      Mr.  Inman is the  founder  and  President  of Inman  Investment
                                                     Management,  a private venture capital investment company formed in 1998.  Prior to 1998, he co-founded  and was general  partner of Inman & Bowman, a private venture capital  partnership formed in  1985.  He is a  member  of the  Board  of  Directors  of Lam
                                                     Research  Corporation,  Wind River  Systems,  Inc.,  and several privately  held  companies.  Mr.  Inman  is  a  trustee  of  the
                                                     University   of   California,   Berkeley   Foundation   and  the
                                                     University of Oregon Foundation.
------------------------------ ------- ------------- -----------------------------------------------------------------

J. Robert Sebo                   65        1979      Mr. Sebo  retired as Senior Vice  President/Director  of Eastern
                                                     Operations  of Paychex,  Inc., in December  1994,  where he also held many sales and  operations  positions  within the  Company.
                                                     In 1974,  he started  his own  Paychex  franchise  operation  in
                                                     Cleveland,  Ohio.  For  fourteen  years  prior  to  that he held sales,  marketing,  and  business  management  positions  in the
                                                     Cadillac Motor Car Division of General Motors Corporation.
------------------------------ ------- ------------- -----------------------------------------------------------------


------------------------------ ------- ------------- -----------------------------------------------------------------
                                         Director        Position, Principal Occupation, Business Experience and
            Name                Age       Since                               Directorships
------------------------------ ------- ------------- -----------------------------------------------------------------

Joseph M. Tucci                  53        2000      Mr. Tucci is the  President and Chief  Executive  Officer of EMC
                                                     Corporation,   a  leading  provider  of  intelligent  enterprise
                                                     information storage systems,  software,  networks, and services.
                                                     From January 2000 to January  2001,  he was  President and Chief
                                                     Operating  Officer of EMC  Corporation.  Prior to  joining  EMC,
                                                     Mr. Tucci served as Deputy Chief Executive  Officer of Getronics
                                                     NV, an information  technology services company,  from June 1999 through  December  1999.  From 1993 to June  1999,  he served as
                                                     Chairman and Chief  Executive  Officer of Wang Global,  a leader in  networked  technology  services  and  solutions,  which  was acquired by  Getronics  NV in June 1999.  Mr.  Tucci is a member of the Board of Directors of Telecom Italia S.p.A.
------------------------------ ------- ------------- -----------------------------------------------------------------


The Board of Directors recommends the election of the seven nominees and it is intended that the proxies named (unless otherwise directed) will vote the proxy FOR the election of these nominees.



Retiring Directors

Mr. Steven D. Brooks and Mr. Harry P. Messina, Jr. have decided not to stand for the election of Directors at the 2001 Annual Meeting of Stockholders.



                     BOARD MEETINGS AND COMMITTEE MEMBERSHIP

The Board of Directors of the Company met four times during the fiscal year ended May 31, 2001 ("fiscal 2001"). No director attended fewer than 75% of all meetings held of the Board of Directors and of the committees on which such director served during fiscal 2001.

Non-employee directors are paid $8,000 annually plus $1,000 for each Board meeting attended and $500 for each committee meeting attended. In fiscal 2001, under the 1998 Stock Option Plan, each non-employee director received a grant of options to purchase 10,000 shares of common stock. The options carry an exercise price of fair market value on the date of the grant and have a term of ten years. The grant will vest one-third annually, commencing two years after the date of grant.

The Board has four standing committees.

The Executive Committee is comprised of Mr. Golisano, Mr. Clark and Mr. Horsley and may exercise all the powers and authority of the Board of Directors except as limited by law. The Committee held one meeting during fiscal 2001.

The Audit Committee is comprised of Mr. Brooks, Mr. Clark, Mr. Flaschen (Chairman) and Mr. Inman, all of whom meet the independence and experience requirements of the National Association of Securities Dealers listing standards. The Committee's responsibilities are described in the Audit Committee Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Committee held two meetings during fiscal 2001. In addition, the Chairman of the Committee, Mr. Flaschen, met with the Company's management, internal auditors and independent auditors to review the financial statements included in the Company's Quarterly Reports on Form 10-Q during fiscal 2001.

The Compensation Committee is comprised of Mr. Flaschen, Mr. Horsley, Mr. Inman and Mr. Tucci (Chairman). The Committee makes recommendations with respect to officers' salaries and grants of stock options to the Company's employees. The Committee met once during fiscal 2001.

The Investment Committee is comprised of Mr. Brooks, Mr. Horsley (Chairman) and Mr. Inman. The Committee is responsible for setting and reviewing investment policies and reviewing the investment portfolio's performance, market risks and credit risks. The Committee met once during fiscal 2001.

The Board does not have a Nominating Committee.



                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Fiscal Year 2001 Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Company's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has also considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditor's independence. The Committee held two meetings during fiscal 2001.

The Committee discussed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended and the Board of Directors approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee will recommend to the Board of Directors, who will approve, the selection of the Company's internal auditors.

The Audit Committee:

David J. S. Flaschen, Chairman
Steven D. Brooks
G. Thomas Clark
Grant M. Inman


                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the "Committee") is responsible for making recommendations regarding the compensation of the Chief Executive Officer and other executive officers of the Company. The Committee's recommendations are presented to the Board for discussion and decision.

The compensation for executive officers is designed to be competitive with companies of similar size and performance, reward exceptional individual performance, tie compensation to overall Company objectives and align the interest of executive officers with the interests of stockholders. The components of the compensation program are base salary, annual incentive bonus and stock option awards under the Company's Stock Incentive Plan.

Base Salary and Annual Incentive Plan (Bonus)

Annual compensation is composed primarily of base salary and an annual incentive bonus. The salaries of the executive officers are determined based on their performance and comparisons with base salaries paid to executive officers having similar responsibilities in comparable companies. The Committee and the Board have instituted an Officer Incentive Program, which provides for the executive officers annual cash bonuses of up to 40% of base salary based on the Company's annual net income growth. The purpose of this bonus plan is to make a significant component of the officers' annual compensation tied directly to overall Company financial performance. For fiscal 2001, a bonus equalling 34.6% of base salary was earned.

Stock Incentive Plan

The Company's Stock Incentive Plan is designed to align executive officers' compensation with long-term performance of the Company's stock. Stock options are granted to executive officers, with the exception of Mr. Golisano, in amounts based upon their individual performance. Stock options are granted at fair market value as of the date of the grant, and have a term of up to ten years. These options vest one-third each year commencing two years after the date of grant. Stock options provide incentive for the executive officers to create stockholder value over the long term.

Compensation of Chief Executive Officer

The Committee meets annually without the Chief Executive Officer to evaluate his performance and recommends to the Board the compensation to be paid to him. In performing that function, the Committee reviews the range and components of compensation paid to CEOs of other public companies. In particular, the Committee looks to those public companies whose size and performance are similar to those of Paychex, Inc.

Mr. Golisano's substantial stock position in the Company assures the Committee of his close identification with the interests of its stockholders. In view of his substantial stock position, Mr. Golisano has chosen not to receive any stock option grants. His compensation is reflective in part of the Committee's evaluation of the Company's performance in the areas of revenue, profitability, return on stockholders' equity and other areas. Salary adjustments reflect the Committee's opinion of the impact, both short- and long-term, which Mr. Golisano's creativity, strategic focus and leadership had on these and other factors.

Mr. Golisano's fiscal 2001 compensation (including base salary and bonus under the Officer Incentive Program) increased 4% over his compensation for fiscal 2000. Mr. Golisano's bonus was determined based on the Officer Incentive Program described above. In fiscal 2001, the Company's total revenues increased 19% and net income increased 34% over the prior year's figures, while return on stockholders' equity was 38%.

Compensation of Other Executive Officers

The Committee sets compensation for executive officers other than the CEO after the CEO provides the Committee with his evaluation of the performance of each executive officer and his recommendation with respect to base salary, bonus and stock options. Committee members discuss his recommendations in light of their own experiences and familiarity with levels and components of compensation for persons with similar responsibilities in other public companies. The goal of the Committee is to compensate fairly for the job done, to reward extraordinary performance or promise and to encourage long-term identification with stockholder interest through the award of stock options under the Company's Stock Incentive Plan. Company performance is also considered.

Impact of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of annual compensation paid to certain executive officers to $1 million, unless specified requirements are met. The Committee has carefully considered the impact of this provision. At this time, it is the Committee's intention to continue to compensate all officers based on overall performance. The Committee expects that most, if not all compensation paid to officers will qualify as a tax-deductible expense. However, it is possible that at some point in the future, circumstances may cause the Committee to authorize compensation that is not deductible.

The Compensation Committee:

Joseph M. Tucci, Chairman
Grant M. Inman
David J. S. Flaschen
Phillip Horsley


                     OTHER EXECUTIVE OFFICERS OF THE COMPANY

---------------------------------------- ----------- -----------------------------------------------------------------

                 Name                       Age                      Position and Business Experience
---------------------------------------- ----------- -----------------------------------------------------------------

Daniel A. Canzano                            47      Mr. Canzano was elected Vice President,  Information  Technology in April  1993.  Mr.  Canzano  has been with the  Company  since
                                                     1989 and has  served as a Zone Sales  Manager  and  Director  of
                                                     Information Technology.
---------------------------------------- ----------- -----------------------------------------------------------------

William G. Kuchta, Ed. D.                    54      Mr.  Kuchta  joined the Company in February 1995 and was elected
                                                     Vice President,  Organizational  Development in April 1996. From
                                                     1993 to 1995,  Mr.  Kuchta was  principal of his own  consulting firm,  and from 1989 to 1993,  he served  as Vice  President  of
                                                     Human Resources of Fisons Corporation.
---------------------------------------- ----------- -----------------------------------------------------------------

John M. Morphy                               54      Mr.  Morphy  joined the Company in October  1995 and was elected
                                                     Vice  President,  Director  of  Finance  in July  1996 and Chief
                                                     Financial  Officer  and  Secretary  in  October  1996.  Prior to
                                                     joining  the  Company,  Mr.  Morphy  served  as Chief  Financial
                                                     Officer and in other senior  management  capacities for over ten years at Goulds Pumps, Incorporated.
---------------------------------------- ----------- -----------------------------------------------------------------

Diane Rambo                                  50      Ms. Rambo was named Vice President,  Human Resource  Services in fiscal  2001 and  prior to that was Vice  President,  Electronic
                                                     Network  Services  from  October  1994.  Ms. Rambo has been with the  Company  since  August  1980 and has served as  Director of
                                                     Electronic Network Services and as a Branch Manager.
---------------------------------------- ----------- -----------------------------------------------------------------

Walter Turek                                 49      Mr.  Turek  has  served as Vice  President,  Sales  since  April
                                                     1989.  Mr.  Turek has been with the  Company  since 1979 and has served in various sales management capacities.
---------------------------------------- ----------- -----------------------------------------------------------------


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, officers and beneficial owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission (SEC) reports of transactions in the stock. Based solely on the filings made with the SEC, the Company believes that during the fiscal year ended May 31, 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, with the exception of a report on a sale of 80 shares of common stock by Harry P. Messina, Jr. in June 2000, which was filed late.

                         EXECUTIVE OFFICER COMPENSATION

The following table sets forth all compensation received by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during the three fiscal years ended May 31, 2001, 2000 and 1999.



                                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                                   Long-term
                              Annual Compensation                                   Compen-
                                                                                     sation
-------------------------------------------------------------------------------------------------
                                                                                Number of Common
                                                                                     Shares
                                                                                   Underlying       All Other
         Name and Principal                                                         Options          Compen-
              Position                Year        Salary           Bonus            Granted         sation (1)
-----------------------------------------------------------------------------------------------------------------
B. Thomas Golisano                    2001       $694,230         $242,200                -          $5,100
Chairman, President &                 2000       $644,230         $260,000                -          $5,100
Chief Executive Officer               1999       $594,230         $240,000                -          $4,800
-----------------------------------------------------------------------------------------------------------------
Walter Turek                          2001       $304,115         $105,807                -          $5,269
Vice President, Sales                 2000       $289,910         $116,480            9,000          $4,929
                                      1999       $274,810         $112,000           20,250          $4,534
-----------------------------------------------------------------------------------------------------------------
John M. Morphy                        2001       $282,040         $ 98,714           15,000          $5,426
Vice President, Chief                 2000       $254,840         $102,800           22,500          $5,020
Financial Officer & Secretary         1999       $235,925         $ 95,200           40,500          $4,754
-----------------------------------------------------------------------------------------------------------------
Daniel A. Canzano                     2001       $255,400         $ 89,130            9,000          $5,320
Vice President, Information           2000       $236,965         $ 95,400           13,500          $4,956
Technology                            1999       $223,615         $ 90,000           20,250          $4,693
-----------------------------------------------------------------------------------------------------------------
Diane Rambo                           2001       $248,320         $ 86,742           12,000          $5,338
Vice President, Human                 2000       $228,335         $ 92,000           13,500          $4,974
Resource Services                     1999       $213,500         $ 86,000           20,250          $4,717
-----------------------------------------------------------------------------------------------------------------

(1) The amounts reported in this column consist solely of the Company's matching contributions under the Paychex, Inc. 401(k) Incentive Retirement Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR


The following table sets forth stock options granted to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during fiscal 2001. Under SEC regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen the 5% - 10% formula approved by the SEC. However, the ultimate value will depend on the market value of the Company's stock at a future date, which may or may not correspond to the projections below.


---------------------------------------------------------------------------------------------------------------------
                                 Individual Grants
-------------------------------------------------------------------------------------
                                                                                              Potential Realizable
                           Number of                                                            Value at Assumed
                             Common         % of Total                                       Annual Rates of Stock
                             Shares          Options                                          Price Appreciation
                           Underlying       Granted to      Exercise                          for Option Term (2)
                            Options         Employees        Price        Expiration   ------------------------------
        Name              Granted (1)        in 2001       Per Share         Date             5%             10%
---------------------------------------------------------------------------------------------------------------------
B. T. Golisano                     -              -%        $    -               -        $      -      $        -

---------------------------------------------------------------------------------------------------------------------

W. Turek                           -              -%        $    -               -        $      -      $        -

---------------------------------------------------------------------------------------------------------------------

J. Morphy                     15,000            1.9%        $42.69       7/13/2010        $402,694      $1,020,505

---------------------------------------------------------------------------------------------------------------------

D. Canzano                     9,000            1.1%        $42.69       7/13/2010        $241,616       $ 612,303

---------------------------------------------------------------------------------------------------------------------

D. Rambo                      12,000            1.5%        $42.69       7/13/2010        $322,155       $ 816,404

---------------------------------------------------------------------------------------------------------------------

(1) Non-qualified stock options were granted under the Paychex, Inc. 1998 Stock Incentive Plan. Options are granted at prices not less than 100% of the fair market value of the common stock at the date of grant. The options granted are exercisable after two years in cumulative annual installments of 33 1/3% and expire after a term of ten years from the date of grant.

(2) In accordance with SEC rules, these columns show potential realizable values net of the option exercise price, but before any potential income taxes, assuming the market price of the Company's common stock appreciates from the date of grant over a period of ten years at the annualized rates of five and ten percent, respectively.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

The following table sets forth stock options exercised by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during fiscal 2001, and the number and value of all unexercised options at May 31, 2001. The value of "in-the-money" options refers to options having an exercise price that is less than the market price of the Company's stock at May 31, 2001.

 -------------------------------------------------------------------------------------------------------------------------
                       Number                                   Number of
                         Of                                   Common Shares
                       Common                            Underlying Unexercised               Value of Unexercised
                       Shares                                   Options at                    In-The-Money Options at
                      Acquired                                May 31, 2001                      May 31, 2001 (2)
                         On          Net Value    -----------------------------------------------------------------------
       Name           Exercise      Realized (1)     Exercisable     Unexercisable       Exercisable      Unexercisable
-------------------------------------------------------------------------------------------------------------------------
B. T. Golisano               -      $        -                -                 -        $         -        $        -

-------------------------------------------------------------------------------------------------------------------------
W. Turek                     -      $        -          351,521            39,375        $11,790,072        $  867,285

-------------------------------------------------------------------------------------------------------------------------
J. Morphy               66,938      $2,374,939                -            87,000        $         -        $1,509,435

-------------------------------------------------------------------------------------------------------------------------
D. Canzano             113,907      $4,267,213          224,439            46,125        $ 7,219,868        $  762,750

-------------------------------------------------------------------------------------------------------------------------
D. Rambo                80,251      $3,112,688           77,625            49,125        $ 2,009,340        $  762,750

-------------------------------------------------------------------------------------------------------------------------

(1) Represents market value of the Company's common stock at exercise date less the exercise price.

(2) Represents the difference between the exercise price of the stock options and the $38.43 per share closing price of the Company's common stock on May 31, 2001 for all in-the-money options held by each named executive. The in-the-money stock option exercise prices range from $1.68 per share to $21.46 per share. These stock options were granted at exercise prices equal to the fair market value of the stock on the date of grant.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS

The following table sets forth information, based upon reports filed by such persons with the Securities and Exchange Commission (SEC) as of July 31, 2001, with respect to the beneficial ownership of common stock of the Company by each beneficial owner of more than 5% of the common stock, by each director and nominee for director of the Company, by each of the executive officers of the Company named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. Under the rules of the SEC, "beneficial ownership" is deemed to include shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not they are held for the individual's benefit.

---------------------------------------------------------------------------------------------------------------

                                                                                Amount of
                                                                               Beneficial
                                                                              Ownership of
                                                                                 Common             Percent of
          Name                                                                    Stock             Class (1)
---------------------------------------------------------------------------------------------------------------
More than 5% owners:
  B. Thomas Golisano (2)
  911 Panorama Trail South
  Rochester, NY  14625                                                          39,867,253             10.6%
---------------------------------------------------------------------------------------------------------------

  Janus Capital Corporation (3)
  100 Fillmore Street
  Denver, CO  80206                                                             34,399,955              9.2%
---------------------------------------------------------------------------------------------------------------

Directors:
  B. Thomas Golisano (2)                                                        39,867,253             10.6%
---------------------------------------------------------------------------------------------------------------
  Steven D. Brooks                                                                   3,376                **
---------------------------------------------------------------------------------------------------------------
  G. Thomas Clark (2), (4), (5)                                                    484,550                **
---------------------------------------------------------------------------------------------------------------
  David J. S. Flaschen                                                               2,250                **
---------------------------------------------------------------------------------------------------------------
  Phillip Horsley (4)                                                              291,973                **
---------------------------------------------------------------------------------------------------------------
  Grant M. Inman (4)                                                               213,125                **
---------------------------------------------------------------------------------------------------------------
  Harry P. Messina, Jr. (4), (5)                                                   458,806                **
---------------------------------------------------------------------------------------------------------------
  J. Robert Sebo (4), (5)                                                        4,952,971              1.3%
---------------------------------------------------------------------------------------------------------------
  Joseph M.Tucci                                                                         -                **
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Named Executive Officers:
  Walter Turek (4)                                                               1,040,369                **
---------------------------------------------------------------------------------------------------------------
  John M. Morphy                                                                     5,000                **
---------------------------------------------------------------------------------------------------------------
  Daniel A. Canzano  (4), (5)                                                      259,667                **
---------------------------------------------------------------------------------------------------------------
  Diane Rambo (4)                                                                   66,599                **
---------------------------------------------------------------------------------------------------------------

All Directors and Officers
  Of the Company
  As a Group (14 persons) (4)                                                   47,706,205             12.7%

---------------------------------------------------------------------------------------------------------------



** Indicated percentage is less than 1%.

(1) Based upon the number of shares of common stock outstanding and deemed outstanding as of July 31, 2001, including shares that may be acquired within 60 days by exercise of options.
(2)  Not included in the beneficial ownership are 780,568 shares owned by the
     B. Thomas Golisano Foundation for which Mr. Golisano and Mr. Clark are Trustees.
(3) The beneficial ownership for Janus Capital Corporation as reported on Form 13F-HR/A filed with the Securities and Exchange Commission on May 24, 2001, which reported beneficial ownership as of March 31, 2001.
(4) Includes shares that may be acquired upon exercise of stock options, which are exercisable on or prior to September 29, 2001. The shares beneficially owned include: Mr. Clark - 33,750 shares; Mr. Horsley - 47,673 shares; Mr. Inman - 47,673 shares; Mr. Messina - 96,606 shares; Mr. Sebo - 33,750 shares; Mr. Turek - 361,271 shares; Mr. Canzano - 235,689 shares, Ms. Rambo
     - 48,875 shares; and all directors and executive officers as a group - 960,368 shares.
(5) Included in shares beneficially owned are the following number of shares held in the names of family members or other entities: Mr.Clark - 258,474 shares; Mr. Messina - 301,147 shares; Mr. Sebo - 17,780 shares; and Mr. Canzano - 337 shares. Mr. Messina disclaims beneficial ownership of 298,763 shares.





                         INDEPENDENT PUBLIC ACCOUNTANTS

The Company's independent public accountant since 1983 has been Ernst & Young LLP. The Audit Committee and Management expects to re-appoint this firm for fiscal year 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders to respond to appropriate questions. They will also have the opportunity to make a statement if they so desire.

Annual Audit Fees: The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's consolidated financial statements for fiscal 2001 and reviews of the financial statements included in the Company's quarterly Form 10-Q's for fiscal 2001 were approximately $125,000.

Financial Information Systems Design and Implementation Fees: Ernst & Young provided no professional services of this nature to the Company in fiscal year 2001.

All Other Fees: The fiscal 2001 aggregate fees billed for services rendered to the Company by Ernst & Young other than the services described above were approximately $499,100. These fees were comprised of $199,600 of audit related services for benefit plan audits, various statutory audits and internal control reviews, and $299,500 of non-audit services for tax planning and compliance.

                                PERFORMANCE GRAPH

The following graph shows a five-year comparison of the total cumulative returns of investing $100 on May 31, 1996, in Paychex, Inc. common stock, the S&P Services (Data Processing) Super Composite (the "S&P S(DP)") Index, the S&P Midcap 400 Index, and the S&P 500 Index. The S&P S(DP) Index includes a representative peer group of companies, and includes Paychex, Inc. The S&P Midcap 400 Index represents a broad market group of companies with an average market capitalization, which included Paychex, Inc. until September 1998. Since September 1998, the Company has been a participant in the S&P 500 Index, a market group of companies with a larger than average market capitalization. The S&P Midcap 400 Index is shown for transitional purposes. All comparisons of stock price performance shown assume reinvestment of dividends.

[OBJECT OMITTED]

---------------------------------------------------------------------------------------------------------
May 31,                          1996         1997          1998         1999          2000         2001
---------------------------------------------------------------------------------------------------------
Paychex, Inc.                    $100         $126          $187         $232          $415         $459
S&P S(DP)                        $100         $110          $110         $132          $168         $184
S&P Midcap 400                   $100         $118          $153         $172          $209         $231
S&P 500                          $100         $129          $169         $205          $226         $202
---------------------------------------------------------------------------------------------------------

                          OTHER MATTERS AND INFORMATION

As of the date of this Proxy Statement, management does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the meeting, the persons named in the enclosed proxy will vote the proxy on such matters in accordance with their judgment.



By order of the Board of Directors,


/s/ John M. Morphy
------------------
John M. Morphy
Secretary

Rochester, New York
August 24, 2001

                                   APPENDIX A

                                  PAYCHEX, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to the stockholders, potential stockholders and the investment community by reviewing: financial reports and other financial information provided by the Company to governmental bodies or the public; the Company's systems of internal controls and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Company's independent accountants and internal audiing department.

o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II. COMPOSITION

The Audit Committee shall be comprised of at least three directors who meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members shall be appointed by the Board. The Board will designate a Chairman who will also be the primary contact to management, the independent accountants and the manager of Internal Audit during the time periods between the formal Audit Committee meetings.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III. MEETINGS

The Committee shall meet at least two times annually and participation can be in person or telephonic. The Committee shall make regular reports to the Board. As part of its job to foster open communication, the Committee should ensure management, the manager of the Internal Audit department and the independent accountants are present at these meetings. The Committee will complete each meeting with the following exit protocol, the Committee will meet individually with the manager of the Internal Audit department and then with the independent accountants to discuss any matters that the Committee or each of these groups believes should be discussed privately. The independent accountants will have access to the full Board of Directors if the independent accountants determine it is necessary. In addition, the Chair of the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.


IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

1. Review and update this Charter at least annually and recommend any proposed changes to the full Board of Directors for their approval.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, financial reporting issues and judgements as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the Internal Audit department together with management's responses.

4. The Chair of the Committee should review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with auditing standards.

5. Recommend to the Board of Directors the selection of the independent accountants, which firm is ultimately accountable to the Audit Committee and the Board. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence consistent with Independence Standards Board Standard Number 1.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

9. Receive periodic reports regarding any significant judgments made in management's preparation of the financial statements and the appropriate-ness of such judgments.

10. Following completion of the annual audit, review separately with each of management, the independent accountants and the Internal Audit manager any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

11. Review any significant disagreement among management and the independent accountants or the Internal Audit department in connection with the preparation of the financial statements.

12. Review with the independent accountants, the Internal Audit manager and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

13. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

14. Review activities, organizational structure, and qualifications of the Internal Audit department.

15. Perform any other activities and prepare any other reports consistent with this Charter, the Company's By-laws and applicable federal or state law, as the Committee or the Board deems necessary or appropriate.

16. Review, at least annually, report(s) from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

17. The manager of Internal Audit is required to annually document in the form of a memorandum the actions of the Audit Committee which indicate compliance with the Charter. This memo will be presented to the Audit Committee at the July Audit Committee meeting.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Ethical Conduct.

                                 PAYCHEX, INC.

                                      PROXY

The undersigned hereby appoints B. THOMAS GOLISANO and JOHN M. MORPHY, or either one of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on October 11, 2001, and at any adjournment thereof, with all the powers which the undersigned would possess if personally present to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

1.       ELECTION OF DIRECTORS

[ ] FOR all Nominees [ ] WITHHOLD all Nominees [ ] For all EXCEPT _____________

01) B. Thomas Golisano, 02) G. Thomas Clark, 03) David J. S. Flaschen,
04) Phillip Horsley, 05) Grant M. Inman, 06) J. Robert Sebo,  and
07) Joseph M. Tucci.

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.)

2. In accordance with their judgement in connection with such other business, if any may come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. PLEASE DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE. IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" THE SEVEN NOMINEES.



Dated:    ______________________________, 2001


Signed:   ______________________________

(Name of Shareholder to be signed exactly as it appears on this proxy)